EXHIBIT 10.57

                         RESIDUAL SHARING NOTE PAYABLE


$ 111,500.00                                            Dated as of June 1, 1997

FOR VALUE RECEIVED, the undersigned, CAPITAL ASSOCIATES INTERNATIONAL INC. ("CAII") hereby agrees to pay to WILLIAM H. BUCKLAND at 8180 Greensboro Drive - Suite 1000, McLean, Virginia 22102 ("Buckland"), without set-off or defense, solely out of 2.70735 percent of the residual proceeds derived from the Equipment (defined below) subject to the Existing Underlying Leases (defined below) described in the SCHEDULE A attached hereto and made a part hereof ("Residual Proceeds") and without additional recourse to CAII, the sum of One Hundred Eleven Thousand Five Hundred and No/100 Dollars ($ 111,500.00) and any excess that may be realized, which shall be deemed contingent interest. Subject to the provisions with respect to prepayment set forth in SECTION 3 below, the amount due hereunder shall become due to Buckland on the expiration dates of the Existing Underlying Leases and payable to Buckland on such earlier or later date(s) when CAII actually receives the Residual Proceeds.

1.  BACKGROUND
    ----------
CAII is a party to certain purchase agreements ("Purchase Agreements") and assignments of leases ("Assignments of Leases"), pursuant to which CAII has sold and assigned the equipment ("Equipment") and the leases with respect thereto ("Existing Underlying Leases") described on the SCHEDULE A attached hereto. The parties ("Parties") listed in SCHEDULE A and CAII have also entered into remarketing agreements pursuant to which CAII is responsible for remarketing the Equipment ("Remarketing Agreements") and will be compensated for such services by sharing a portion of the Residual Proceeds.

This Agreement is a non-negotiable, non-recourse promissory note and shall be so construed. Payment hereunder is to be made only from and to the extent of the Residual Proceeds actually received by CAII, which are payable by the Parties to CAII pursuant to the Purchase Agreement and/or Remarketing Agreements, and not otherwise.

2.  SECURITY INTEREST
    -----------------

CAII hereby grants, conveys, assigns and transfers to Buckland a Uniform Commercial Code ("UCC") security interest in 2.70735 percent of CAII's interest in the Residual Proceeds. The grant of the security interest contained herein is subject and subordinate to the rights of the holders of Permitted Liens (defined below), as well as the rights of the lessees under the Existing Underlying Leases and any extensions thereof. Payment by CAII shall be due and payable within five (5) business days after collection by CAII of the net Residual Proceeds (if any) received by CAII from any sale, lease or other disposition of the Equipment after the obligations under the Remarketing Agreements and Permitted Liens are satisfied.

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As used herein, the term "Permitted Liens" means the UCC security interests,  if any, granted to a lender of the non-recourse financing obtained by CAII on any of the Existing Underlying Leases.

3.  PREPAYMENT
    ----------

The amounts payable under this Agreement may be prepaid at any time and from time to time and shall be prepaid if the Residual Proceeds are received earlier than expected (e.g., upon a casualty or an early termination of the Underlying Leases).

4.  DEFAULT
    -------

4.1 EVENT OF DEFAULT. The term "Event of Default" as used herein shall mean the occurrence and continuation of any one or more of the following events:

         (a) The failure of CAII to promptly remit any of the Subject Proceeds received by it, which failure continues for ten (10) days after receipt of written notice of such failure;

         (b)  If CAII shall:

              (i)    make an assignment for the benefit of its creditors;

              (ii) consent to the appointment of a receiver for itself or for the whole or substantially all of its property;

              (iii) file a petition or answer seeking or consenting to reorganization or arrangement or other aid or relief under any bankruptcy or insolvency laws or any other law for the relief of debtors; or

              (iv)   Default under any other provision of this Agreement.

4.2 REMEDIES. Upon an Event of Default, CAII shall execute such additional documents as Buckland may reasonably request to confirm Buckland's rights in the in the Residual Proceeds (which may include but is not limited to a written direction to the lessees under the Existing Underlying Leases or those in possession of the Equipment specifying Buckland's interest in the Residual Proceeds and requesting that it be apportioned and paid to CAII and Buckland pursuant to their respective interests therein. Buckland's rights and remedies, whether pursuant hereto or pursuant to the UCC or any other statute or rule of law conferring rights similar to those conferred by the UCC, shall be cumulative and not in the alternative.

5.  NOTICES
    -------

Any notice, request or other communication to either party by the other hereunder shall be given in writing and shall be deemed given upon personal delivery or three (3) days after the date the same is mailed by certified mail,

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return receipt requested,  postage prepaid, and addressed to the party for which it is intended at the address set forth in this Agreement. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

6.  MISCELLANEOUS
    -------------

6.1 RESTRICTIONS ON TRANSFER. CAII and Buckland shall not sell, transfer, encumber, grant, or permit as a result of CAII's or Buckland's acts or omissions, any lien or security interest with respect to the Residual Proceeds (other than the Permitted Liens and the lien created pursuant hereto) or otherwise dispose of all or any portion of the Residual Proceeds without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld or delayed. Any such transfer by CAII will be subject to Buckland's rights pursuant to this Agreement.

6.2 FINANCING STATEMENTS. CAII hereby authorizes Buckland from time to time to file financing or other statements in such form as may be necessary to perfect a security interest in the Residual Proceeds in any and all relevant jurisdictions and, in this regard, to execute and record such UCC-1 Financing Statements for himself, as secured party, and for CAII, as debtor, as its agent.

6.3 COURSE OF DEALING. No delay in exercising any rights or remedies hereunder or under any communication, report, notice or other document or instrument referred to herein, shall operate as a waiver of any of the rights and remedies of CAII and Buckland.

6.4 AMENDMENTS. This Agreement may be amended or varied only by a document, in writing, of even or subsequent date hereof, executed by CAII and Buckland and specifically identifying and incorporating this Agreement therein.

6.5  GOVERNING LAW.  THIS  AGREEMENT  SHALL BE GOVERNED BY AND INTERPRETED UNDER
THE  LAWS  OF  THE  STATE  OF  COLORADO  APPLICABLE TO CONTRACTS  MADE AND TO BE
PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

6.6 SUCCESSORS AND ASSIGNS. Subject to SECTION 6.1, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.7 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any of the other provisions herein.

6.8 HEADINGS. The descriptive headings in this Agreement are for convenience of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

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IN WITNESS  WHEREOF,  CAII and Buckland have executed this  Agreement on the day and year first above written.


"CAII"

CAPITAL ASSOCIATES INTERNATIONAL, INC.              Address:
                                                    7175 West Jefferson Avenue
                                                    Suite 4000
By:      /s/Dennis Lacey                            Lakewood, Colorado 80235
         --------------------------------

Title:   President and CEO
         --------------------------------


"Buckland"


/s/W. H. Buckland
--------------------------------------
            WILLIAM H. BUCKLAND